SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of March 7, 2008 (this "Agreement"), is entered into among MATSON NAVIGATION COMPANY, INC. (the "Borrower"), the Lenders party to the Credit Agreement (as defined below) and FIRST HAWAIIAN BANK, as Agent (in such capacity, the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

A.    The Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of December 28, 2006 (as amended and modified from time to time, the "Credit Agreement").

B.	The parties hereto have agreed to amend the Credit Agreement as provided herein.

C.         In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.	Amendments.

(a)        Section 1.01. The definition of "Swing Line Sublimit" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Swing Line Sublimit" means an amount equal to the lesser of (a) $50,000,000 minus the outstanding principal amount of all Swing Line Loans (under and as defined in the Alexander & Baldwin Credit Agreement) and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

(b)       Section 2.02(a). The second sentence of Section 2.02(a) of the Credit Agreement is amended and restated in its entirety to read all follows:

Each such notice must be received by the Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of Eurodollar Loans and (ii) two Business Days prior to the requested date of any Borrowing of Base Rate Loans, of any conversion to or continuation of Eurodollar Loans or of any conversion of Eurodollar Loans to Base Rate Loans.

(c)        Section 2.05(a). The first sentence of Section 2.05(a) of the Credit Agreement is amended and restated in its entirety to read all follows:

The Borrower may, upon notice to the Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurodollar Loans and (B) two Business Days prior to any date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.

2.         Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Agent of copies of this Amendment duly executed by the Borrower and the Required Lenders.

3.         Ratification of Credit Agreement. The Borrower acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Loan Documents.

4.	Authority/Enforceability. The Borrower represents and warrants as follows:

(a)         It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)        This Agreement has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms.

(c)         No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement, or, if such consent is required, it has been obtained.

(d)        The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries' Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

5.         Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

6.         Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or pdf shall be effective as an original.

7.         GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	MATSON NAVIGATION COMPANY, INC.,

a Hawaii corporation

By: /s/ J. S. Andrasick

Name: J. S. Andrasick

Title: President & CEO

By: /s/ Timothy H. Reid

Name: Timothy H. Reid

Title: Treasurer

ADMINISTRATIVE

AGENT:	FIRST HAWAIIAN BANK,

as Agent

By: /s/ Jeffrey N. Higashi

Name: Jeffrey N. Higashi

Title:	Vice President

LENDERS:	FIRST HAWAIIAN BANK,

as Lender and Swing Line Lender

By: /s/ Jeffrey N. Higashi

Name: Jeffrey N. Higashi

Title:	Vice President

BANK OF AMERICA, N.A.,

as Lender

By: /s/ Gordon H. Gray

Name: Gordon H. Gray

Title: Sr. VP

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Lender

By: /s/ Gavin S. Holles

Name: Gavin S. Holles

Title: Vice President

BNP PARIBAS,

as Lender

By: /s/ Katherine Wolfe

Name: Katherine Wolfe

Title: Managing Director

By: /s/ Sandy Bertram

Name: Sandy Bertram

Title: Vice President

AMERICAN SAVINGS BANK, F.S.B,

as Lender

By: /s/ Carl A. Morita

Name: Carl A. Morita

Title: Vice President

BANK OF HAWAII,

as Lender

By: /s/ Steven R. Nakahara

Name: Steven r. Nakahara

Title: Vice President